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                                                    	Exhibit 99.2

                         UNI-MARTS INC.


                    CERTIFICATION PURSUANT TO
                        18 U.S.C.  1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Uni-Marts Inc. (the "Company") on Form 10-Q for the period ending July 4, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, N. Gregory Petrick, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The  Report fully complies with the requirements of  section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date:     August 16, 2002
					/s/ N. Gregory Petrick
					___________________________________
                              N. Gregory Petrick
                              Executive Vice President and
                              Chief Financial Officer